UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 19, 2006 (July 13, 2006)
SYNAGRO TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
Commission File Number 0-21054

DELAWARE (State or other jurisdiction of Incorporation or organization)	88-0219860 (IRS Employer Identification No.)
1800 BERING, SUITE 1000, HOUSTON, TEXAS 77057
(Address of principal executive offices) (Zip Code)
Registrants telephone number, including area code: (713) 369-1700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant.
The Audit Committee of the Board of Directors (“Audit Committee”) of Synagro Technologies, Inc. (the “Company”) determined in June 2006 that it would issue a request for proposal (“RFP”) with regard to the audit engagement of the Company for the current fiscal year ending December 31, 2006.
On July 13, 2006, PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) declined to stand for re-appointment as the Company’s independent registered public accounting firm. PricewaterhouseCoopers indicated that they will complete their procedures regarding the Company’s unaudited condensed quarterly financial statements for the quarter and six-month period ended June 30, 2006, and the Form 10-Q in which such financial statements will be included. Upon completion of such procedures, PricewaterhouseCoopers will be replaced by a new independent registered public accounting firm that is selected after completion of the RFP process described above. The Company expects to select a new independent registered public accounting firm in August 2006.
PricewaterhouseCoopers’ reports on the Company’s consolidated financial statements as of December 31, 2005 and 2004 and for the fiscal years then ended, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal years ended December 31, 2005 and 2004, and through July 13, 2006, there were no disagreements with PricewaterhouseCoopers on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to PricewaterhouseCoopers’ satisfaction, would have caused PricewaterhouseCoopers to make reference thereto in its reports on the financial statements for such years.
During the fiscal years ended December 31, 2005 and 2004, and through July 13, 2006, there have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except for material weaknesses (A) as of March 31, 2004 and June 30, 2004, regarding the Company’s financial reporting processes for purchase accounting and deferred income taxes, which were remediated by December 31, 2004, and (B) as of December 31, 2004 regarding the following: (i) reporting of segment disclosures for fiscal 2003 and 2002 in the footnotes to the Company’s 2004 financial statements, and (ii) accounting during the Company’s third and second quarters of 2004 for revenue recognized under the percentage of completion method of accounting. Such material weaknesses are described in Item 9A, the “Controls and Procedures” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004. As described in our 2005 Annual Report on Form 10-K, the Company concluded that its disclosure controls and procedures, as well as its internal control over financial reporting, were effective as of December 31, 2005. The Company has authorized PricewaterhouseCoopers to respond fully to the inquiries of the successor independent registered public accounting firm concerning the subject matter of each of the material weaknesses described above.

PricewaterhouseCoopers has been asked to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter, dated July 19,2006, is filed as Exhibit 99.1 to this Form 8-K.
ITEM 9.01. Exhibits
(d) Exhibits
99.1	Letter dated July 19, 2006 to the Securities and Exchange Commission from PricewaterhouseCoopers LLP.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
DATED: July 19, 2006

SYNAGRO TECHNOLOGIES, INC.
By:	/s/ THOMAS M. URBAN
(Vice President, Chief Accounting Officer &
Corporate Controller)

EXHIBIT INDEX
99.1	Letter dated July 19, 2006 to the Securities and Exchange Commission from PricewaterhouseCoopers LLP.